Exhibit 10.3

AMENDMENT NO. 1
TO
CHAIRMAN AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) is dated as of August 7, 2025, and amends that certain agreement, dated April 27, 2022, by and between Better Holdco, Inc., with such agreement (the “Prior Agreement”) being assumed by Better Home & Finance Holding Company (the “Company”), and Harit Talwar (the “Chairman”).

W I T N E S S E T H:

WHEREAS, the Company and the Chairman wishes to amend certain terms and conditions mutually agreeable and beneficial to the Company and the Chairman.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements of the parties herein contained, the parties, intending to be legally bound, hereby agree as follows:

2. Cash Retainer
•The Company to pay Chairman or to an entity as directed by the Chairman a $300,000 annual cash director retainer on the same basis as other directors.

•If paid in arrears, should Chairman leave the Board for any reason, he will receive a pro rata payment for the unpaid period through the termination date.
As of the date hereof, any payments within this section shall be remitted to HRT Group LLC.

8. Equity Retainer: The Company shall pay the Chairman $225,000 in an annual equity award in the form of RSUs, payable on the same basis as other directors.

Except as otherwise set forth herein, the Prior Agreement will remain unmodified and in full force and effect.

[SIGNATURE PAGE FOLLOWS]

Exhibit 10.3

IN WITNESS WHEREOF, the Company and the Chairman have executed this Amendment as of the first date written above.

Better Home & Finance Holding Company
By:_/s/ Nicholas Calamari____________
Name: Nicholas Calamari
Title: Chief Administrative Officer and Senior Counsel
Accepted and Agreed:
_/s/ Harit Talwar________________
Harit Talwar
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